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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

      Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 30, 1999

                           Commission File No. 0-18809

                            CE SOFTWARE HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)

                                    Delaware
           (State or other jurisdiction of incorporation or organization)
                                   41-1614808
                      (I.R.S. employer Identification No.)

                             1801 Industrial Circle
                             West Des Moines, Iowa
                    (Address of principal executive offices)
                                     50265
                                   (Zip Code)

         Registrant's telephone number, including area code:  (515) 221-1801

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Item 5.  OTHER EVENTS

On December 28, 1999 the Registrant issued a press release announcing the signing of an Agreement and Plan of Merger, the effect of which will be (if approved by the stockholders of the Registrant) that:

(a)   Atio Corporation USA, Inc. will merge with and into the Registrant,
(b) the stock of the Registrant's subsidiary CE Software, Inc. will be distributed to the Registrant's stockholders and

(c) Willem Ellis and others to be designated prior to the shareholder meeting will become directors of the Registrant as successors to those persons serving as directors immediately prior to the effective time of the merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The following exhibit is filed with this report on Form 8-K:

99.1 Press Release of the Registrant dated December 28, 1999.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             CE Software Holdings, Inc.
                                  (Registrant)


Signature
/s/ Christian F. Gurney
________________________
   (Christian F. Gurney)

Title
President and Director

Date
12/30/99